UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2006

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SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-31323	52-2258371
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1650 W. Jackson, Ozark, Missouri 65721

(Address of Principal Executive Office) (Zip Code)

417/883-4549

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On April 19, 2006, we issued a press release regarding our sales and orders of cinema products as of April 14, 2006, and other information concerning our cinema products. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.

Other Events.

On April 18, 2006, we issued a press release announcing that our 2005 financial statements included in our Form 10-K filed with the SEC on March 31, 2006 contained a going-concern qualification. A copy of such press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 19, 2006
99.2	Press Release dated April 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SLS INTERNATIONAL, INC. (Registrant)

By:	/s/ MICHAEL L. MAPLES
Michael L. Maples Chief Financial Officer (Principal Financial Officer)

Date:  April 20, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 19, 2006
99.2	Press Release dated April 18, 2006